UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2016 (August 24, 2016)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

333-206980	MIDAMERICAN ENERGY COMPANY	42-1425214
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580

(515) 242-4300
(Registrant's telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 1, 2016, MidAmerican Energy Company ("MidAmerican Energy") transferred the assets and liabilities of its unregulated retail services business to an indirect subsidiary of Berkshire Hathaway Energy Company, MidAmerican Energy's indirect parent. The transfer was made at MidAmerican Energy's carrying value of the assets, liabilities and accumulated other comprehensive income as of December 31, 2015, and was recorded by MidAmerican Energy as a noncash dividend. MidAmerican Energy's financial statements as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, which are filed herewith as Exhibit 99.1, have been reclassified to reflect such unregulated retail services business as a discontinued operation. Forming a part of and included in Exhibit 99.1, is an update to the MidAmerican Energy-related information reflected in Management's Discussion and Analysis of Financial Condition and Results of Operations in MidAmerican Energy's previously filed Annual Report on Form 10-K for the year ended December 31, 2015 and Schedule II, Valuation and Qualifying Accounts. Accordingly, this Form 8-K replaces, in its entirety, information previously reported in Items 7 and 8 of MidAmerican Energy’s Annual Report on Form 10-K for the year ended December 31, 2015. No attempt has been made in this Form 8-K to modify or update other information as presented in the Form 10-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial Information of MidAmerican Energy Company.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon MidAmerican Energy's current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of MidAmerican Energy and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•
general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including reliability and safety standards, affecting MidAmerican Energy's operations or related industries;

•
changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce generating facility output, accelerate generating facility retirements or delay generating facility construction or acquisition;

•
the outcome of rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies and MidAmerican Energy's ability to recover costs through rates in a timely manner;

•
changes in economic, industry, competition or weather conditions, as well as demographic trends, new technologies and various conservation, energy efficiency and distributed generation measures and programs, that could affect customer growth and usage, electricity and natural gas supply or MidAmerican Energy's ability to obtain long-term contracts with customers and suppliers;

•
performance, availability and ongoing operation of MidAmerican Energy's generating facilities, including facilities not operated by MidAmerican Energy, due to the impacts of market conditions, outages and repairs, transmission constraints, weather, including wind, and operating conditions;

•	a high degree of variance between actual and forecasted load or generation that could impact MidAmerican Energy's hedging strategy;

•
changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;

•	the financial condition and creditworthiness of MidAmerican Energy's significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MidAmerican Energy's credit facilities;

•	changes in MidAmerican Energy's respective credit ratings;

•	risks relating to nuclear generation, including unique operational, closure and decommissioning risks;

•
the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;

•	the impact of inflation on costs and the ability of MidAmerican Energy to recover such costs in regulated rates;

•	increases in employee healthcare costs;

•
the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions;

•	the impact of new accounting guidance or changes in current accounting estimates and assumptions on the financial results of MidAmerican Energy;

•
the effects of catastrophic and other unforeseen events, which may be caused by factors beyond MidAmerican Energy's control or by a breakdown or failure of its operating assets, including storms, floods, fires, explosions, litigation, wars, terrorism, and embargoes; and

•
other business or investment considerations that may be disclosed from time to time in MidAmerican Energy's filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.

MidAmerican Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY COMPANY
(Registrant)

Date: August 24, 2016	/s/ Paul J. Leighton
Paul J. Leighton
Vice President, Secretary and Assistant General Counsel of MidAmerican Energy Company

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial Information of MidAmerican Energy Company.